EXHIBIT 10.3

$235,000,000

Dynegy Holdings Inc.

7½% Senior Notes due 2015

PURCHASE AGREEMENT

August 9, 2009

Adio Bond, LLC
Two Tower Center, 11th Floor
East Brunswick, NJ  08816

Dear Sirs:

Dynegy Holdings Inc., a Delaware corporation (the “Company”), agrees with Adio Bond, LLC (the “Purchaser”) subject to the terms and conditions stated herein, to issue and sell to the Purchaser $235,000,000 principal amount of its 7½% Senior Notes due 2015, having the terms set forth on Exhibit A hereto ( the “Securities”) to be issued under (i) a base indenture, dated as of September 26, 1996, as amended and restated as of March 23, 1998, as further amended and restated as of March 14, 2001 and as supplemented through the date hereof (the “Base Indenture”), between the Company and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A.), as trustee (the “Trustee”) and (ii) a supplemental indenture establishing the Securities, to be dated as of the Closing Date (as defined below) (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Purchaser and subsequent holders of the Securities will be entitled to the benefits of a Registration Rights Agreement, in the form attached hereto as Exhibit B, dated as of the Closing Date between the Company and the Purchaser (the “Registration Rights Agreement”), pursuant to which the Company will agree to file a registration statement with the Commission (as defined below) registering the resale of the Securities under the Securities Act (as defined below).

On the date hereof, certain affiliates of the Company and the Purchaser have entered into a Purchase and Sale Agreement relating to the sale (the “Transactions”) by such affiliates of the Company to such affiliates of the Purchaser of certain assets in exchange for cash and securities as set forth therein (the “Purchase and Sale Agreement”).

The Company hereby agrees with the Purchaser as follows:

1.  Definitions.  For purposes of this Agreement:

        “Applicable Time” means, with respect to each 144A Resale, the date and time that the Purchaser enters into a binding contract of sale with respect to the Securities sold in such
         144A Resale.

        “Closing Date” has the meaning set forth in Section 3 hereof.

        “Commission” means the Securities and Exchange Commission.

        “Exchange Act” means the United States Securities Exchange Act of 1934.

        “Exchange Act Reports” means the Company’s Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports which have been filed by the Company with the Commission.

        “Free Writing Communication” means a written communication (as such term is defined in Rule 405) that constitutes an offer to sell or a solicitation of an offer to buy the Securities and is made by means other than the Offering Circular.

        “General Disclosure Package” means the Offering Circular together with any Issuer Free Writing Communication existing at the Applicable Time.

        “Issuer Free Writing Communication”  means a Free Writing Communication prepared by or on behalf of the Company, used or referred to by the Company or containing a description of the final terms of the Securities or of their offering.

        “Offering Circular” means the offering circular relating to the Securities to be offered and resold by the Purchaser from time to time in one or more 144A Resales, to be dated as of the
        Closing Date, and as amended from time to time following the Closing Date in accordance with this Agreement.

        “144A Resale” means any offer or sale of the Securities by the Purchaser to a subsequent purchaser in accordance with Rule 144A under the Securities Act that occurs during the 144A
        Resale Period.

        “144A Resale Period” means the period beginning on the Closing Date and ending on the date that the Shelf Registration Statement becomes effective under the Securities Act.

        “Rules and Regulations” means the rules and regulations of the Commission.

        “Securities Act” means the United States Securities Act of 1933.

        “Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Securities Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and the
        rules of the New York Stock Exchange (“Exchange Rules”).

        “Shelf Registration Statement” means the shelf registration statement contemplated by the Registration Rights Agreement.

        Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Securities Act.

2.  Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, the Purchaser that:

(a)  Indenture; Security Interests.  The Indenture has been duly authorized, executed and delivered by the Company; the Securities have been duly authorized by the Company; the Supplemental Indenture has been duly authorized by the Company, and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Supplemental Indenture will have been duly executed and delivered by the Company, such Securities will have been duly executed, authenticated, issued and delivered, and the Indenture and such Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and entitled to the benefits and security provided by the Indenture.

(b)  Registration Rights Agreement.  The Registration Rights Agreement has been duly authorized by the Company; and, when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Registration Rights Agreement will have been duly executed and delivered and will be the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(d)  Investment Company Act.  The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the “Investment Company Act”); and the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof will not be an “investment company” as defined in the Investment Company Act.

(e)  Class of Securities Not Listed.  No securities of the same class (within the meaning of Rule 144A(d)(3)) as the Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(f)  No Registration.  The offer and sale of the Securities in the manner contemplated by this Agreement (assuming the representations and warranties in Section 4 of this Agreement are true and correct and the Purchaser complies with the offer and sale procedures set forth in this Agreement) will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and it is not necessary to qualify an indenture in respect of the Securities under the United States Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(g)  No General Solicitation.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Securities or any security of the same class or series as the Securities or (ii) has offered or will offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c).  The Company has not and will not enter into any contractual arrangement with respect to the distribution of the Securities except for this Agreement and the Registration Rights Agreement.

3.  Purchase, Sale and Delivery of Securities.  On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Securities for a total purchase price of $199,750,000 (the “Purchase Price”).  The parties hereto agree that the issue price of the Securities for purposes of Section 1273 of the Code shall be equal to the Purchase Price.

The Company will deliver against payment of the Purchase Price, the Securities in the form of one permanent global security in definitive form without interest coupons (the “Restricted Global Securities”) deposited with the Trustee as custodian for The Depositary Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee for DTC.  The Restricted Global Securities shall include certain legends regarding restrictions on transfer to be set forth under a section entitled “Transfer Restrictions” in the Offering Circular.  Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances to be described in the Offering Circular.

Payment for the Securities shall be made by the Purchaser in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Purchaser drawn to the order of the Company at the office of Latham & Watkins LLP, New York, NY, on the Closing Date (as defined in the Purchase and Sale Agreement) (the “Closing Date”), against delivery to the Trustee as custodian for DTC of the Restricted Global Securities. The Restricted Global Securities will be made available for checking at the above office of Latham & Watkins at least 24 hours prior to the Closing Date.

4.  Representations by Purchaser; Resale by Purchaser.

(a) The Purchaser represents and warrants to the Company that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.  Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold except pursuant to an effective registration statement under, or an exemption from the registration requirements of, the Securities Act.

(b)  The Purchaser agrees that it and each of its affiliates will not offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c), including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

5.  Certain Agreements of the Company.  The Company agrees with the Purchaser that:

(a)  Amendments and Supplements to Offering Circulars.  The Company will promptly advise the Purchaser of any proposal to amend or supplement the Offering Circular and will not effect such amendment or supplementation without the Purchaser’s consent, not to be unreasonably withheld. If, at any time during the 144A Resale Period, there occurs an event or development as a result of which any document included in the Offering Circular or the General Disclosure Package, if republished immediately following such event or development, included or would include an untrue statement of a material fact or would omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify the Purchaser of such event and promptly will prepare and furnish, at its own expense, to the Purchaser and any underwriter at the request of the Purchaser, an amendment or supplement which will correct such statement or omission.  The Offering Circular will incorporate by reference, the Company’s  Exchange Act Reports for the year as well as future Exchange Act Reports, such that the Company may, to the extent possible, amend or supplement the Offering Circular by filing one or more Exchange Act Reports, which filings shall not require Purchaser’s consent.

(b)  Furnishing of Offering Circulars.  The Company will prepare at its expense an Offering Circular, and deliver the same to the Purchaser on  the Closing Date.  Prior to delivery of the Offering Circular in accordance with this Agreement, the Company shall furnish a draft copy thereof to the Purchaser, and shall use its reasonable best efforts to reflect in the Offering Circular such comments as the Purchaser or its counsel reasonably may propose in writing.  The Company will furnish to the Purchaser copies of the Offering Circular, each other document comprising a part of the General Disclosure Package and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Purchaser reasonably requests.  At any time when the Company is not subject to Section 13 or 15(d), the Company will promptly furnish or cause to be furnished to the Purchaser and, upon request of holders and prospective purchasers of the Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Securities. The Company will pay the expenses of printing and distributing to the Purchaser all such documents.

(c)  Blue Sky Qualifications.  The Company will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States as the Purchaser designates and will continue such qualifications in effect so long as required for the resale of the Securities by the Purchaser during the 144A Resale Period, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

(d)  Reporting Requirements.  For so long as the Purchaser holds any Securities, the Company will furnish to the Purchaser, as soon as available each report of the Company filed with the Commission under the Exchange Act. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Purchaser.

(e)  Transfer Restrictions.  During the period of two years after the Closing Date, the Company will, upon request, furnish to the Purchaser and any holder of Securities a copy of the restrictions on transfer applicable to the Securities.

(f)  No Resales by Affiliates.  During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144, other than the Purchaser) to, resell any of the Securities that have been reacquired by any of them.

(g)  Investment Company.  During the period of two years after the Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(h)  Payment of Expenses.  The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including but not limited to (i) the fees and expenses of the Trustee and its professional advisers, (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Securities, the preparation and printing of the Securities, the Indenture, the Offering Circular, any other documents comprising any part of the General Disclosure Package, all amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Securities provided, however, the Company is not obligated to pay for or reimburse the Purchaser for its costs and expenses associated with the preparation and negotiation of this Agreement and the Registration Rights Agreement, and (iii) the reasonable fees and disbursements of one counsel to the Purchaser incurred in connection with 144A Resales.  The Company will also pay the costs and expenses of the Company and its officers and employees for its reasonable costs and expenses, in each case, relating to investor presentations on any “road show” in connection with the offering and sale of the Securities including, without limitation, any travel expenses of the Company’s officers and employees and any other expenses of the Company.

(j) Restriction on Sale of Securities.  For a period of 5 consecutive business days following the Closing Date, and for a period of 5 consecutive business days following the Purchaser’s request to conduct an Underwritten Offering as set forth in Section 5(l), neither the Company nor any of its subsidiaries will, directly or indirectly, take any of the following actions with respect to any United States dollar-denominated debt securities issued or guaranteed by the Company or such subsidiary and having a maturity of more than one year from the date of issue or any securities convertible into or exchangeable or exercisable for any such securities (“Lock-Up Securities”):  (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (iv) file with the Commission a registration statement under the Securities Act, other than registration statements contemplated by the Registration Rights Agreement, relating to Lock-Up Securities or publicly disclose the intention to take any such action, in each case, without the prior written consent of the Purchaser.

(k) Form D Filing.  In connection with the sale of the Securities to the Purchaser, the Company will file the notice on Form D required by Rule 503 within the time required by such Rule and otherwise in compliance with such Rule. A copy of such notice shall be furnished promptly to the Purchaser.

(l) 144A Resale Cooperation; Underwritten 144A Resales.  During the 144A Resale Period, the Company also agrees upon request of the Purchaser in connection with a proposed 144A Resale of in excess of $25 million aggregate principal amount of Securities (or if the Purchaser holds less than $25 million aggregate principal amount of Securities, such lesser amount), but in no case more frequently than once every 21 days and in no case on more than three occasions, to (i) promptly provide marketing materials as may be requested by the Purchaser, (ii) promptly, but in any case not later than 4 business days following a request by the Purchaser, provide for the delivery of officers’ certificates, “10b-5” confirmation and other legal opinions from outside counsel (limited in 144A Resales that do not constitute an Underwritten Offering to paragraphs 11, 13 and 15 on Annex I hereto) and accountant’s “comfort” letters as may be requested by the Purchaser consistent with those to be delivered pursuant to Section 7 of this Agreement (provided that the Company shall only be required to provide bringdown “10b-5” confirmation and legal opinions from outside counsel and accountant’s “comfort” letters from the most recent date of such items previously provided by the Company to the Purchaser) and (iii) promptly cooperate with any other reasonable requests of the Purchaser, including facilitating customary underwriter diligence by the Purchaser  (including, without limitation, business, legal, financial, environmental, tax and accounting diligence) and responding to customary due diligence requests, allowing the Purchaser to conduct one or more due diligence calls with the Company and using reasonable best efforts to make management of the Company’s parent available; provided, however, Purchaser shall keep confidential any information provided or made available to it or its underwriters by or on behalf of the Company which is not otherwise publicly available.  The Company also agrees that the Purchaser may, on up to two additional occasions, conduct additional 144A Resales through Credit Suisse or another underwriter of the Purchaser’s choice and reasonably satisfactory to the Company (each an “Underwritten Offering”).  In the event that the Purchaser undertakes an Underwritten Offering but is unable to consummate such offering for any reason, such offering will not constitute an Underwritten Offering for purposes of the preceding sentence so long as Purchaser reimburses the Company for all costs and expenses incurred by the Company in connection with the Underwritten Offering which was not consummated; provided, however, each subsequent Underwritten Offering which is not consummated will constitute an Underwritten Offering for purposes of the preceding sentence.  In connection with any Underwritten Offering, the Company agrees to enter into a customary underwriting agreement with the Purchaser and such underwriter, substantially consistent with and no less favorable to the Purchaser than this Agreement and not more onerous on the Company than this Agreement, to participate in roadshow presentations as may be reasonably requested by the Purchaser or the underwriter and to cooperate with and provide materials to such underwriter as set forth in this Section 5(l) to the same extent it is required to cooperate and provide materials to the Purchaser.  Notwithstanding the foregoing, during any calendar year, the Company shall be entitled to suspend 144A Resales by the Purchaser (whether or not pursuant to an Underwritten Offering) for a reasonable period of time, but not in excess of 45 days in the aggregate and of which no more than 30 days may be consecutive, if the Company notifies the Purchaser, within the latter of five business days in advance (or if impracticable, as soon as practicable in advance) of such suspension that, in the opinion of its counsel, the Company would be required to disclose in the Offering Circular information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of management of the Company, such disclosure is reasonably likely to adversely affect any material business transaction or negotiation in which the Company is then engaged.

     6.  Free Writing Communications.

(a)  Issuer Free Writing Communications.  The Company represents and agrees that, unless it obtains the prior consent of the Purchaser, and the Purchaser represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Communication.

(b)  Term Sheets.  The Company consents to the use by the Purchaser of a Free Writing Communication that (i) contains only  information describing the terms of the Securities or their offering, including by means of a pricing term sheet, or (ii) does not contain any material information about the Company or its securities, it being understood and agreed that the Company shall not be responsible to the Purchaser for liability arising from any inaccuracy in such Free Writing Communications referred to in clause (i) or (ii) as compared with the information in the Offering Circular or the General Disclosure Package.

7.  Conditions of the Obligation of the Purchaser and the Company.  The obligation of the Purchaser to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties of the Company herein (as though made on the Closing Date), to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder in all material respects and to the following additional conditions precedent (and the obligation of the Company to issue and sell the Securities to the Purchaser will be subject to the condition set forth in Section 7(c) only):

(a)  No Material Adverse Change to Dynegy Business.  Subsequent to the execution and delivery of this Agreement, there shall not have occurred any material adverse change, or any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, or properties of the Company and its subsidiaries taken as a whole.

(b) Officers’ Certificate.  The Purchaser shall have received a certificate dated the Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that the representations and warranties of the Company in this Agreement and in Annex II (to the extent indicated in Annex II) are true and correct, that the Company complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of this Agreement there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business or properties of the Company and its subsidiaries taken as a whole.

(c)  Purchase and Sale Agreement Cross-Condition.  On or prior to the Closing Date, all of the conditions precedent to all parties to the Purchase and Sale Agreement to effect the transactions contemplated by  the Purchase and Sale Agreement shall have been satisfied or waived by the parties and the Transactions shall have been consummated simultaneous with the issuance and sale of the Securities to the Purchaser.

(d) Each of the Indenture and the Registration Rights Agreement shall have been duly authorized, executed and delivered.

(e) The Securities shall have been duly authorized, executed, authenticated, issued and delivered.

(f) Offering Circular. The Company shall have delivered the Offering Circular to Purchaser.

         (g)  Accountants’ Comfort Letter.  The Purchaser shall have received letters, dated the Closing Date, on the Offering Circular, of each of Ernst & Young LLP and PricewaterhouseCoopers
        LLP, confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and in form and substance satisfactory to the
        Purchaser.

        (h)  Opinion of Counsel for Company.  The Purchaser shall have received an opinion, dated the Closing Date, of Akin Gump Strauss Hauer & Feld LLP, counsel for the Company, the form of which is attached hereto as Annex I.

The Purchaser may in its sole discretion waive compliance with any conditions to the obligations of the Purchaser hereunder.

8.  Indemnification and Contribution.  (a)  Indemnification of Purchaser.  The Company will indemnify and hold harmless the Purchaser, its officers, employees, agents, partners, members, directors and its affiliates (other than the Company) and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, in each case as amended or supplemented, or any Issuer Free Writing Communication, or arise out of or are based upon the omission or alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating, preparing or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto) whether threatened or commenced and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein.

        (b)  Indemnification of Company.  The Purchaser will indemnify and hold harmless the Company and its directors and officers and its affiliates (other than the Purchaser) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Purchaser Indemnified Party”), against any losses, claims, damages or liabilities, joint or several, to which such Purchaser Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, in each case as amended or supplemented, or any Issuer Free Writing Communication or arise out of or are based upon the omission or the alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein, and will reimburse each Purchaser Indemnified Party for any legal or other expenses reasonably incurred by such Purchaser Indemnified Party in connection with investigating, preparing or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Purchaser Indemnified Party is a party thereto) whether threatened or commenced based upon any such untrue statement or omission, or any such alleged untrue statement or omission and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred, provided, however, that the Purchaser shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 5(a) of this Agreement.

        (c)  Actions against Parties; Notification.  Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.  It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

        (d)  Contribution.  If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to any profit in excess of the purchase price paid to the Company for the Securities received by the Purchaser from 144A Resales of the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  The Company  and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d).

9.  Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If for any reason the purchase of the Securities by the Purchaser is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchaser pursuant to Section 8 shall remain in effect.

        10.  Notices.  All communications hereunder will be in writing and, if sent to the Purchaser will be mailed, delivered or telegraphed and confirmed to the Purchaser at Adio Bond LLC, Two Tower Center, 11th Floor, East Brunswick, NJ  08816, Attention:  Corporate Counsel, Telecopy:  (732) 249-7290 with copies (which shall not constitute notice) to: Latham & Watkins LLP, 885 Third Avenue, New York, NY, Fax:  (212) 751-4864, Attention:  Marc Jaffe and Wesley Holmes, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it: Dynegy Holdings Inc., 1000 Louisiana, Suite 5800, Houston, Texas 77002, Attention: General Counsel, Fax Number: (713) 356-2185 with copies (which shall not constitute notice) to: Akin Gump Strauss Hauer & Feld LLP, 1111 Louisiana St., 44th Floor, Houston Texas 77002, Fax: (713) 236-0822, Attention:  Michael E. Dillard, P.C.

11.  Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder, except that holders of Securities shall be entitled to enforce the agreements for their benefit contained in the fifth and sixth sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

12. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware.  All actions arising out of or relating to this Agreement shall be heard and determined in any state or federal court sitting in Delaware, and the parties hereby irrevocably submit to the exclusive jurisdiction of such courts in any such action and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action.  Each party irrevocably consents to the service of any and all process in any such action by the mailing of copies of such process to such party at its address specified in this Agreement.  The parties agree that a final judgment in any such action shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Section 13 shall affect the right of any party to serve legal process in any other manner permitted by law.  The consents to jurisdiction set forth in this Section 13 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this Section 13 and shall not be deemed to confer rights on any person other than the parties.  EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

| NY\1554721.15||

EXHIBIT 10.3

If the foregoing is in accordance with the Purchaser’s understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Purchaser in accordance with its terms.

Very truly yours,

DYNEGY HOLDINGS INC.

By:../s/ Lynn A. Lednicky
    Name: Lynn A. Vice-President
    Title: Executive Vice-President

The foregoing Purchase Agreement
     is hereby confirmed and accepted
     as of the date first above written.

ADIO BOND, LLC

By: /s/ Frank Hardenbergh
Name: Frank Hardenbergh
Title: Executive Vice-President

| NY\1554721.15||

EXHIBIT 10.3

EXHIBIT A

SECURITIES TERM SHEET

Issuer:	Dynegy Holdings Inc.
Security Description:	Senior Notes
Face:	$235,000,000
Coupon:	7.500%
Maturity:	June 1, 2015
Optional redemption:	None
Terms/Covenants:	Identical to existing 2015 Notes, except for the special mandatory redemption provision set forth below.
Special Redemption:
At the end of the first accrual period ending after the fifth anniversary of the Securities’ issuance (the “AHYDO redemption date”), the Company will redeem for cash a portion of each Security equal to the “Mandatory Principal Redemption Amount” (such redemption, a “Mandatory Principal Redemption”). The redemption price for the portion of each Security redeemed pursuant to a Mandatory Principal Redemption will be 100% of the principal amount of such portion plus any accrued interest thereon on the date of redemption. The “Mandatory Principal Redemption Amount” will equal the portion of a Security required to be redeemed to prevent such Security from being treated as an “applicable high yield discount obligation” within the meaning of Section 163(i)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), provided in no event will such amount be less than the excess, if any of, (a) the aggregate amount of accrued and unpaid interest (including original issue discount) on the Security over (b) an amount equal to the product of the issue price of such Security (as defined in Sections 1273(b) and 1274(a) of the Code) and the yield to maturity of such Security, as such term is defined in applicable regulations of the U.S. Department of the Treasury. No partial redemption or repurchase of the Securities prior to the AHYDO redemption date pursuant to any other provision of the Indenture will alter the Company’s obligation to make the Mandatory Principal Redemption with respect to any Securities that remain outstanding on the AHYDO redemption date.

| NY\1554721.15||

EXHIBIT 10.3

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

$235,000,000 Principal Amount

DYNEGY HOLDINGS INC.

7.5% Senior Unsecured Notes due 2015

REGISTRATION RIGHTS AGREEMENT

[______________], 2009

Adio Bond, LLC
Two Tower Center, 11th Floor
East Brunswick, NJ  08816

Dear Sirs:

Dynegy Holdings Inc., a Delaware corporation (the “Company”), proposes to issue and sell to Adio Bond, LLC (the “Initial Purchaser”) pursuant to the purchase agreement dated August [__], 2009 (the “Purchase Agreement”), subject to the terms and conditions stated therein, $235,000,000 aggregate principal amount of its 7.5% Senior Unsecured Notes due 2015 (the “Initial Securities”).  The Initial Securities will be issued under (i) a base indenture, dated as of September 26, 1996, as amended and restated as of March 23, 1998, as further amended and restated as of March 14, 2001 and as supplemented through the date hereof (the “Base Indenture”), between the Company and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A.), as trustee (the “Trustee”) and (ii) a supplemental indenture establishing the Securities, to be dated as of the Closing Date (as defined below) (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.  As an inducement to the Initial Purchaser, the Company agrees with the Initial Purchaser, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchaser) and the Exchange Securities (as defined below) (collectively the “Holders”), as follows:

1. Registered Exchange Offer.  (a) The Company shall, at its own cost, prepare and, not later than 270 days after (or if the 270th day is not a business day, the first business day thereafter) the date of original issue of the Initial Securities (the “Issue Date”), file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a proposed offer (the “Registered Exchange Offer”) to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the “Exchange Securities”) of the Company issued under the Indenture and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 6 hereof) that would be registered under the Securities Act.  The Company shall use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 365 days (or if the 365th day is not a business day, the first business day thereafter) after the Issue Date of the Initial Securities and shall keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the “Exchange Offer Registration Period”).

(b) If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer 30 days after the commencement thereof; provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

(c) Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall commence the Registered Exchange Offer on any day during the period beginning on the 360th day after the Issue Date and ending on the 370th day after the Issue date, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined in Section 6 hereof) electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

(d) The Company acknowledges that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an “Exchanging Dealer”), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the “Exchange Offer Procedures” section or corresponding section and the “Purpose of the Exchange Offer” section or corresponding section, and (c) Annex C hereto in the “Plan of Distribution” section or corresponding section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

(e) The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days following the launch of the Registered Exchange Offer and the date on which all Exchanging Dealers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.  The Initial Securities and the Exchange Securities are herein collectively called the “Securities”.

(f) [Intentionally omitted].

(g) In connection with the Registered Exchange Offer, the Company shall:

(i) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(ii) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

(iii) utilize the services of a depositary for the Registered Exchange Offer, which may be the Trustee or an affiliate of the Trustee;

(iv) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

(v) otherwise comply with all applicable laws.

(h) As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

(i) accept for exchange all the Initial Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer;

(ii) deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

(iii) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities equal in principal amount to the Initial Securities of such Holder so accepted or tendered for exchange.

(i) The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

(j) Interest on each Exchange Security issued pursuant to the Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

(k) Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an “affiliate,” as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

(l) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2. Shelf Registration.  (a) If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 400 days of the Issue Date and (iii) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange, the Company shall take the following actions:

(A) The Company shall, at its cost, as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this Section 2) file with the Commission a registration statement (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, a “Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 6 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”); provided, however, that (1) in the case contemplated by clause (a)(i) of this Section, the Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective on or prior the 180th day of the Issue Date (unless it becomes effective automatically upon filing), and (2) in the cases contemplated by clauses (a)(ii) and (a)(iii) of this Section 2, the Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective on or prior the 90th date after the date on which the Shelf Registration Statement is required to be filed (unless it becomes effective automatically upon filing), provided, further, that no Holder (other than the Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

(B) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the Issue Date or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof).

(C) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of its respective effective date, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3. Registration Procedures.  In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

(a) The Company shall (i) furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the “Exchange Offer Procedures” section or corresponding section and the “Purpose of the Exchange Offer” section or corresponding section and in Annex C hereto in the “Plan of Distribution” section or corresponding section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchaser based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include in the prospectus included in the Shelf Registration Statement (or, if permitted by Commission Rule 430B(b), in a prospectus supplement that becomes a part thereof pursuant to Commission Rule 430B(f)) that is delivered to any Holder pursuant to Section 3(d) and (f), the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders.

(b) The Company shall give written notice to the Initial Purchaser, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Commission Rule 405;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

(c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

(d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration who so requests in writing, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).  The Company shall not, without the prior consent of the Initial Purchaser, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Commission Rule 405.

(e) The Company shall deliver to each Exchanging Dealer, the Initial Purchaser and to any other Holder who so requests in writing, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Initial Purchaser or any such Holder requests in writing, all exhibits thereto (including those incorporated by reference).

(f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request.  The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g) The Company shall deliver to the Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request.  The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

(h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

(j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of the Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Initial Purchaser, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchaser, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2 above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchaser, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).  During the period during which the Company is required to maintain an effective Shelf Registration Statement pursuant to this Agreement, the Company will prior to the three-year expiration of that Shelf Registration Statement file, and use its reasonable best efforts to cause to be declared effective (unless it becomes effective automatically upon filing) within a period that avoids any interruption in the ability of Holders of Securities covered by the expiring Shelf Registration Statement to make registered dispositions, a new registration statement relating to the Securities, which shall be deemed the “Shelf Registration Statement” for purposes of this Agreement.

(k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Exchange Securities and provide the trustee with printed certificates for the Exchange Securities, in a form eligible for deposit with The Depository Trust Company.

(l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

(m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification.  In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(o) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

(p) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company’s officers, directors, employees, accountants and auditors to supply all material relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated, on behalf of the parties other than the Initial Purchaser, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof, and the Company shall have no obligation to pay the fees and expenses of such persons or entities other than as contemplated by Section 4.

(q) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the valid existence and good standing of the Company and its subsidiaries; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(o) hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto or most recent prospectus supplement thereto that is deemed to establish a new effective date, as the case may be, the absence from such Shelf Registration Statement and the prospectus and any prospectus supplement included therein, as then amended or supplemented and including any documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of an applicable time identified by such Holders or managing underwriters, the absence from the prospectus included in the Registration Statement, as amended or supplemented at such applicable time and including any documents incorporated by reference therein, taken together with any other documents identified by such Holders or managing underwriters and the Company and referenced in such opinion, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by AU sec. 634.

(r) In the case of the Registered Exchange Offer, if requested by any known Participating Broker-Dealer, the Company shall cause (i) its outside and internal counsel to deliver to such Participating Broker-Dealer the opinions of such counsel in the form set forth in Sections 7(c) and (d) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants to deliver such Participating Broker-Dealer a comfort letter, in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by AU sec. 634.

(s) If a Registered Exchange Offer is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

(t) [intentionally omitted].

(u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Rules”) of the National Association of Securities Dealers, Inc. (“NASD”)) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a “qualified independent underwriter” (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules; provided that the Company shall have no obligation to pay such qualified independent underwriter’s fees and expenses.

(v) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

4. Registration Expenses.  The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of Latham & Watkins LLP, counsel for the Initial Purchaser, incurred in connection with the Registered Exchange Offer), whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Initial Securities covered thereby to act as counsel for the Holders of the Initial Securities in connection therewith.

5. Indemnification.  (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or “issuer free writing prospectus,” as defined in Commission Rule 433 (“Issuer FWP”), relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

(b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof.

(c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof.  If the Company has assumed the defense in any such proceedings, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the Company and the indemnified party shall have mutually agreed to the contrary; (ii) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Party; (iii) the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Company; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Company and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Company shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any indemnified party, its affiliates, directors and officers and any control persons of such indemnified party shall be designated in writing by a majority in interest of the Indemnified Parties.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding any other provision of this Section 5(d), no Holder of the Securities shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.  The Holders’ obligations to contribute pursuant to this Section 5(d) are several and not joint.

(e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

6. Additional Interest Under Certain Circumstances.  (a) Additional interest (the “Additional Interest”) with respect to the Initial Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (vi) below a “Registration Default”):

(i) if the Company fails to file the Exchange Offer Registration Statement with the Commission on or prior to the 270th day after the Issue Date, or

(ii) if the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 365th day after the Issue Date or, if obligated to file a Shelf Registration because of the circumstances described in Section 2(a)(i) above, a Shelf Registration Statement has not become effective on or prior to the 180th day after the Issue Date, or

(iii) if the Registered Exchange Offer is not consummated on or before the 405th day after the Issue Date, or

(iv) if obligated to file a Shelf Registration Statement because of circumstances described in Section 2(a)(ii) or 2(a)(iii) above, the Company fails to file the Shelf Registration Statement with the Commission on or prior to the 30th day (the “Shelf Filing Date”) after the date on which the obligation to file a Shelf Registration Statement arises, or

(v) if obligated to file a Shelf Registration Statement because of circumstances described in Section 2(a)(ii) or 2(a)(iii) above, the Shelf Registration Statement has not become effective on or prior to the 90th day of the Shelf Filing Date, or

(vi) if after either the Exchange Offer Registration Statement or the Shelf Registration Statement becomes effective (A) such Registration Statement thereafter ceases to be effective; or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b) of this Section 6) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, or (3) such Registration Statement is a Shelf Registration Statement that has expired before a replacement Shelf Registration Statement has become effective.

Additional Interest shall accrue on the Initial Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured.  The rate of the Additional Interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum.

(b) A Registration Default referred to in Section 6(a)(vi)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that, in any case, if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

(c) Any amounts of Additional Interest due pursuant to clause (i), (ii) or (iii) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Securities.  The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Initial Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

(d) “Transfer Restricted Securities” means each Security until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Initial Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Initial Security is distributed to the public pursuant to Rule 144 under the Securities Act under the Securities Act.

7. Rules 144 and 144A.  The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A.  The Company covenants that it will take such further action as any Holder of Initial Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)).  To the extent not available on the Commission’s EDGAR system, the Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchaser upon request.  Upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.  Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

8. Underwritten Registrations.  If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering (“Managing Underwriters”) will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering.

No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9. Miscellaneous.

(a) Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

(b) Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

(1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

(2) if to the Initial Purchaser;

Adio Bond, LLC,
Two Tower Center, 11th Floor
East Brunswick, NJ  08816
Attention:  Corporate Counsel
Telecopy:  (732) 249-7290

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
885 Third Avenue, New York, NY
Fax:  (212) 751-4864
Attention:  Marc Jaffe and Wesley Holmes

(3) if to the Company, at its address as follows:

Dynegy Holdings Inc.
1000 Louisiana Street, Suite 5800,
Houston, Texas 77002
Fax No.: (713) 507-6808
Attention: General Counsel

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street
Suite 4400
Houston, TX 77002
Fax No.: (713) 236-0822
Attention: Michael E. Dillard, P.C.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

(c) No Inconsistent Agreements.  The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(d) Successors and Assigns.  This Agreement shall be binding upon the Company and its successors and assigns.

(e) Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(h) Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(i) Securities Held by the Company.  Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

| OC\1024703.4||

EXHIBIT 10.3

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchaser and the Company in accordance with its terms.

Very truly yours,

DYNEGY HOLDINGS INC.,

by
Name:
Title:
The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
above written.

ADIO BOND, LLC

by
Name:
Title:

| OC\1024703.4||

EXHIBIT 10.3

ANNEX A

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.  The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.  This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities.  The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale.  See “Plan of Distribution.”

| OC\1024703.4||

EXHIBIT 10.3

ANNEX B

Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.  See “Plan of Distribution.”

| OC\1024703.4||

EXHIBIT 10.3

ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.  This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities.  The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.  In addition, until [●], all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.1

The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers.  Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices.  Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities.  Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.  The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal.  The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

1 In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

| OC\1024703.4||

EXHIBIT 10.3

ANNEX D

CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities.  If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

| OC\1024703.4||

EXHIBIT 10.3

ANNEX I

1.
The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority under the General Corporation Law of the State of Delaware and its certificate of incorporation and bylaws to own its properties and conduct its business as described in the Offering Circular.

2.
Each subsidiary of the Company listed on Exhibit 21.1 to the Company’s Annual Report on Form 10-K most recently filed with the Commission is validly existing as an entity in good standing under the laws of the jurisdiction of its formation.

3.	The Company has the corporate power and authority to enter into the underwriting agreement.[1]

4.
The Securities constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms. The Securities conform in all material respects to the description thereof in the Offering Circular.

5.
The Indenture is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Indenture conforms in all material respects to the description thereof in the Offering Circular.

6.
No approval or authorization under the Federal Power Act, as amended, is required for the execution and delivery by the Company of the underwriting agreement and the performance by the Company of its obligations thereunder.[1]

7.
No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (each, a “Filing”) is required under any laws for  [1][the due execution and delivery of the underwriting agreement by the Company and the performance by the Company of its obligations thereunder and] under the Indenture and the Securities, subject to the assumptions set forth in paragraph 14 and except (i) routine Filings necessary in connection with the conduct of the Company’s business, including routine Filings required to be made under the Exchange Act, (ii) such other Filings as have been obtained or made, (iii) Filings required under Federal and state securities laws [1][as provided in the underwriting agreement] and (iv) Filings required to maintain corporate and similar standing and existence.

8.
The  [1][execution and delivery of the underwriting agreement by the Company does not, and the] performance by the Company of its obligations [1][thereunder and] under the Indenture and the Securities will not, result in any violation of any order, writ, judgment or decree known to us.

9.
The  [1][execution and delivery of the underwriting agreement by the Company do not, and the] performance by the Company of its obligations [1][thereunder and] under the Indenture and the Securities will not, (i) violate the certificate of incorporation or bylaws of the Company, (ii) breach or result in a default of any currently existing agreement or listed as an exhibit to the Exchange Act Reports or (iii) violate any included law (Delaware General Corporation law and NY law and federal law).

10.
[(i) The execution and delivery of the underwriting agreement by the Company, and the performance by the Company of its obligations under the underwriting agreement, have been duly authorized by all necessary corporate action on the part of the Company and (ii) the underwriting agreement has been duly executed and delivered by the Company.][1]

11.
The statements contained in the Offering Circular under the captions (i) “Description of Securities,” insofar as such statements purport to constitute a summary of the terms of the Indenture and the Securities, (ii) “Description of Certain Indebtedness and Related Matters” and “Plan of Distribution,” insofar as such statements purport to constitute a summary of the documents referred to therein, and (iii) “Material U.S. Federal Income Tax Considerations,” insofar as such statements purport to constitute a summary of the United States federal tax laws referred to therein, in each case, are accurate and fairly summarize in all material respects the matters referred to therein.

12.	The Company is not required to register as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

13.
The Indenture conforms in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

14.
Assuming without independent investigation, (i) the accuracy of the representations and warranties of the Company set forth in the underwriting agreement and in those certain certificates delivered on the date hereof (A) that the Securities were sold to the Purchaser in accordance with the terms of and in a manner contemplated by the Agreement and (B) that the Securities are sold to the underwriters, and initially resold by the underwriters, in accordance with the terms of and in the manner contemplated by, the underwriting agreement and the Offering Circular; (ii) the accuracy of the representations and warranties of the Company set forth in the Agreement (other than as set forth in Section 2(f) thereof) and underwriting agreement (other than as set forth in Section [insert reference to “no registration” representation in underwriting agreement] and in those certain certificates delivered on the date hereof; (iii) the accuracy of the representations and warranties of (A) the Purchaser in the Agreement and (B) the underwriters set forth in the underwriting agreement; (iv) the due performance and compliance by the Company and the underwriters of their respective covenants and agreements set forth in the underwriting agreement; and (v) the underwriters’ compliance with the Offering Circular and the transfer procedures and restrictions described therein, it was and is not necessary to register the Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act in connection with the issuance and sale of the Securities by the Company to the Purchaser, the sale by the Purchaser to the underwriters or in connection with the offer, resale and delivery of the Securities by the underwriters in the manner contemplated by the underwriting agreement and the Offering Circular, it being expressly understood that we express no opinion in this paragraph 14 or paragraph 7 as to any subsequent offer or resale of any of the Securities.[1]

15.
Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or statistical information, and because many determinations involved in the preparation of the disclosure package and the Offering Circular are of a wholly or partially non-legal character, other than in paragraph 11 and the last sentence of paragraph 4 and paragraph 5, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the disclosure package and the Offering Circular, and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements.

However, in the course of our acting as counsel to the Company in connection with the preparation of the disclosure package and the Offering Circular, we have reviewed the disclosure package and the Offering Circular and have participated in conferences and telephone conversations with representatives of the Company, [representatives of the underwriters’]1 and Purchaser’s counsel, representatives of the independent public accountants for the Company and representatives of [the underwriters and]1 the Purchaser, during which conferences and conversations the contents of the disclosure package and the Offering Circular and related matters were discussed.

Based on our participation in such conferences and conversations, our review of the  documents described above, our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder, we advise you that we have no reason to believe that the Offering Circular, as of the Applicable Time or as of the closing date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we express no opinion as to the financial statements, financial schedules or other financial and accounting data contained or incorporated by reference in the Offering Circular.

1 To be given only in an Underwritten Offering

ANNEX II

1.
[At the Applicable Time and][2] as of the Closing Date neither (i) the Offering Circular, nor (ii) any individual supplemental marketing material, when considered together with the Offering Circular, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Circular or any supplemental marketing material based upon written information relating to the Purchaser furnished to the Company by the Purchaser specifically for use therein. As of the Applicable Time, the Company’s Exchange Act Reports which have been or subsequently are deemed to be incorporated by reference in the Offering Circular do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

2.
No order or decree preventing the use of the Offering Circular or any order asserting that the transactions contemplated by this Agreement [or by the 144A Resale][2] are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

3.
Each of the Company and its subsidiaries has been duly incorporated or formed and is an existing corporation, limited liability company, limited partnership or general partnership in good standing under the laws of its state of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular; and each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation, limited liability company, limited partnership or general partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to so qualify or be in good standing could not reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties, results of operations or, to the knowledge of the Company, prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

4.
Neither the Company nor any of its subsidiaries is (i) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (ii) in violation of its respective charter or bylaws, operating agreement or other organizational document that governs the existence or administration of such entity, in the case of clause (i), except as could not reasonably be expected to have a Material Adverse Effect.

5.
[As of the Applicable Time and][2] as of the Closing Date, subject to changes in the ordinary course of business or as contemplated by the Offering Circular, (i) the Company has the capitalization set forth in the Offering Circular, under the heading “Capitalization”; (ii) all of the issued shares of capital stock of the Company and its subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable; and (iii) the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and material defects, other than those described in the Exchange Act Reports.

6.
[As of the Applicable Time, the Securities conform to the description thereof contained in the Offering Circular, and][2] on the closing date the Securities will conform to the description thereof contained in the Offering Circular.

7.
[Assuming the accuracy of subsequent purchaser’s representations and warranties made to, and the subsequent purchaser’s compliance with the agreements made with, the Purchaser in connection with the 144A Resale and compliance with the limitations and restrictions contained under the heading “Transfer Restrictions” in the Offering Circular, no qualification of the Indenture under the Trust Indenture Act is required in connection with the offer and sale of the Securities contemplated by the 144A Resale;][2] and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.  [As of the Applicable Time, the Indenture conforms to the description thereof in the Circular,][2] and on the closing date the Indenture will conform to the description thereof in the Offering Circular.

8.
Except as disclosed in Offering Circular, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Purchaser [or any subsequent purchaser][2] for a brokerage commission, finder’s fee or other like payment.

9.
No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court was required in connection with the issuance and sale of the Securities to the Purchaser [or is required by the Purchaser and the 144A Resales by the Purchaser][2], except for (i) such as may be required under foreign or state securities laws, blue sky laws and related regulations, (ii) those that have been obtained or made on or prior to the Closing Date [or Applicable Time][2], (iii) those that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and would not materially adversely affect the ability of the Company to perform its obligations under the Agreement and (iv) those disclosed in the Offering Circular.

10.
The sale of the Securities to the Purchaser did not result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, (ii) any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties of the Company or any of its subsidiaries is subject, or (iii) the charter or bylaws of the Company or any of its subsidiaries, except in the case of (i) and (ii), for such breaches, violations or defaults as could not reasonably be expected to have a Material Adverse Effect.

11.
Except as disclosed in the Offering Circular, the Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or its subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

12.
Except as disclosed in the Offering Circular, each of the Company and its subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by all governmental agencies, bodies or courts, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

13.
To the knowledge of the Company and except as disclosed in the Offering Circular, no labor dispute with the employees of the Company and its subsidiaries that could reasonably be expected to result in a Material Adverse Effect is imminent.

14.
The Company and its subsidiaries own or possess on reasonable terms, adequate trademarks, trade names and other rights to patents, copyrights and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

15.
Except as disclosed in the Offering Circular, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

16.
Except as disclosed in the Offering Circular, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or their respective properties that, if determined adversely to the Company or its subsidiaries, could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under the Agreement; and except as disclosed in the Offering Circular no such actions, suits or proceedings are, to the Company’s knowledge, threatened or contemplated.

17.
The financial statements of the Company together with related schedules and notes, included or incorporated by reference in the Offering Circular present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their financial position for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles consistently applied during the period, except as stated therein.

If applicable, the pro forma financial information set forth or incorporated by reference in the Offering Circular is, in all material respects, fairly presented and prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries, except to the extent stated therein, and gives effect to assumptions used in the preparation thereof which have been made on a reasonable basis and in good faith.

18.
Except as disclosed in the Offering Circular, since the date as of which the information is given in the Offering Circular, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties, results of operations or, to the knowledge of the Company, prospects of the Company and its subsidiaries, taken as a whole and, except as disclosed in or contemplated by the Offering Circular, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

19.
The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

20.
The Company has established and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company and its consolidated subsidiaries is made known to the principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared and (ii) have been evaluated for effectiveness as of a date within 90 days prior to the date of the Company’s annual report and are effective in all material respects to perform the functions for which they were established.

21.
Based on the most recent evaluation of its disclosure controls and procedures, the Company is not aware of (i) any material weakness in the design or operation of internal controls which could adversely affect the ability of the Company to record, process, summarize and report financial data or any material weaknesses in internal controls or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls.

22.
Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses, except as disclosed in the Offering Circular.

23.
The accountants who certified the financial statements of the Company included or incorporated in the Offering Circular are independent public accountants as required by the Securities Act and the rules and regulations thereunder.

24.
Except as disclosed in the Offering Circular, there are no pending complaints filed with the Federal Energy Regulatory Commission seeking abrogation or modification of a contract for the sale of power by the Company or any of its subsidiaries.

25.
Except as disclosed in the Offering Circular, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to any registration statement.

26.
Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause the Agreement or the sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

27.
The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

28.
No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company.

29.
Except for such matters as could not reasonably be expected to have a Material Adverse Effect, the Company is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA), for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

30.
The Company has filed all material federal, state and local income and franchise tax returns required to be filed through the Applicable Time [the Closing Date] and has paid all taxes due thereon, except (i) those taxes that are not reasonably likely to result in a Material Adverse Effect, (ii) those taxes, assessments or other charges that are being contested in good faith by appropriate proceedings or (iii) as described in the Offering Circular; and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company has any knowledge of any tax deficiency in writing which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have) a Material Adverse Effect.

31.
[Prior to the Applicable Time] [2] the Closing Date, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the sale of the Securities.

32.
The offer and sale of the Securities by the Purchaser to the subsequent purchaser (assuming that the subsequent purchaser’s representations and warranties made to the Purchaser in connection with the 144A Resale are true and correct and the subsequent purchaser complies with the offer and sale procedures set forth in the Offering Circular) will be exempt from the registration requirements of the Securities Act by reason of Rule 144A thereunder.

33.	The Offering Circular contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

34.
The statements set forth in the Offering Circular under the caption “Description of Securities,” insofar as they purport to constitute a summary of the terms of the Securities, under the captions “Material U.S. Federal Income Tax Considerations,” “Description of Certain Indebtedness” and “Plan of Distribution,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair summaries in all material respects.

2 To be given only in 144A Resale